UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2018

EXP WORLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-53300

Delaware	98-0681092
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

2219 Rimland Drive, Suite 301
Bellingham, WA 98226
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (360) 685-4206

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240. 12b-2).Emerging growth company਍

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ਍

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were omitted from the Current Report on Form 8-K, filed on December 3, 2018, in connection with the completion of the acquisition of VirBELA LLC.

Item 9.01.  Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.

The audited balance sheets of VirBELA LLC as of December 31, 2017, and the related combined statements of comprehensive income, combined statements of cash flows, and combined statements of changes in stockholders’ equity, for the years ended December 31, 2017, are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited balance sheets of VirBELA LLC as of September 30, 2018 and the related combined statements of comprehensive income, combined statements of cash flows, and combined statements of changes in stockholders’ equity, for the nine months ended September 30, 2018, are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)Pro Forma Financial Statements.

The unaudited pro forma condensed combined financial statements combine the historical financial position of the Company and VirBELA LLC as of September 30, 2018 and the results of their operations for the nine months ended September 30, 2018 and for the year ended December 31, 2017. The unaudited pro forma condensed combined income statements assume the acquisition of VirBELA LLC had occurred on January 1, 2017 and the unaudited pro forma condensed combined balance sheets assume the acquisition had occurred as of September 30, 2018.  The unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(c)Shell Company Transactions.

Not applicable.

(d)Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of November 29, 2018, by and among VirBELA LLC, the Seller Equityholders (as defined), eXp World Technologies, LLC, and eXp World Holdings, Inc. *
23.1	Consent of WSRP, LLC, independent auditors
99.1	The audited financial statements of VirBELA LLC as of and for the year ended December 31, 2017
99.2	The unaudited financial statements of VirBELA LLC as of and for the nine months ended September 30, 2018
99.3

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2018, and for the year ended December 31, 2017, giving effect to the acquisition of VirBELA LLC

*Incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on December 3, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 28, 2019

EXP WORLD HOLDINGS, INC.

By:	/s/ Jeff Whiteside
Jeff Whiteside Chief Financial Officer